Exhibit 99.1



                            STOCK PURCHASE AGREEMENT
                            ------------------------


     This Stock Purchase Agreement (the "Agreement") dated as of November ___, 2003, is by and among JAMES O'GRADY ("OGRADY"), JAMES HOPWOOD ("HOPWOOD"), TIMOTHY WHITE ("WHITE"), JOHN BAVESTER ("BAVESTER"), JEFF RAUTENBERG ("RAUTENBERG"), and KENNETH STEWART ("STEWART") (OGrady, Hopwood, White,
Bavester, Rautenberg and Stewart are each individually referred to as "Purchaser" and collectively as "Purchasers") and BARRY SEGAL, MARTIN SEGAL and BRADCO SUPPLY CORPORATION, a New Jersey Corporation (each individually referred to as "Seller" and collectively as "Sellers").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Sellers collectively own 1,301,801 shares of the common stock, par value $.01 per share (the "Common Stock"), of Wickes Inc., a Delaware corporation (the "Company") (all of such shares are collectively referred to as the "Shares");

     WHEREAS, the Sellers desire to sell to Purchasers all of the Shares, which constitute all of the shares of the Common Stock owned by the Sellers and their controlled affiliates, at a purchase price of $0.50 per share, or a total of $650,900.50 (the "Purchase Price") as set forth herein;

     WHEREAS, OGrady, Hopwood, White, Bavester, Rautenberg and Stewart wish to purchase the Shares from Sellers among them in the quantities and at the price as shown on Exhibit A hereto;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1
                                   ---------

                                   THE SHARES
                                   ----------

     Section  1.1  Sale  and  Purchase  of the  Shares.  In  reliance  upon  the
                   -----------------------------------
representations and warranties made herein and subject to the satisfaction or waiver of the conditions set forth herein, Sellers agree to sell to Purchasers, and Purchasers agrees to purchase from Sellers, the Shares.

     Section 1.2 Closing.
                 -------

     Section 1.3 The "Closing Date" shall be and the "Closing" will take place at 10:00 a.m. at the offices of Schwartz, Cooper, Greenberger & Krauss, Chtd., 180 North LaSalle Street, Chicago, Illinois on the later of (i) satisfaction or waiver of the conditions precedent set forth in Article 3 hereto, or (ii) such date as shall be agreed upon by the parties.

     (a) At the Closing, each Seller shall deliver or cause to be delivered to Purchaser free and clear of any Encumbrances (as defined in Section 2.1), one or more certificates representing the number of shares of Common Stock held of record by such Seller, duly endorsed in blank or accompanied by stock powers or other instruments of transfer executed by each such Seller in blank. The Shares shall be allocated and delivered to the each Purchaser as reflected on Exhibit A hereto.

     (b) As payment in full for the Shares, and against delivery of the stock certificates therefor on the Closing Date, the Purchasers shall pay the Purchase Price by wire transfer of immediately available funds to an account designated in writing by the Sellers, allocated among each Purchaser as reflected on Exhibit A hereto.
---------

                                   ARTICLE 2
                                   ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 2.1  Representations  and  Warranties  of Each Seller.  Each Seller
                  ------------------------------------------------
represents and warrants to Purchasers as follows as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were made on the Closing Date):

     (a) Title to Shares.  At the Closing each Seller will convey to  Purchasers
         ---------------
legal and valid title to the Shares free and clear of any and all liens, security interests, pledges, mortgages, charges, limitation, claims, restrictions, restrictive legends, rights of first refusal, rights of first offer, rights of first negotiation or other encumbrances of any kind or nature whatsoever (collectively, "Encumbrances"). Sellers represent that neither they nor any of their affiliates own any shares of the Company other than the Shares.

     (b) Power and Authority of Sellers. Each Seller has all requisite power and
         ------------------------------
authority to execute, deliver and perform this Agreement and to execute and deliver the stock certificates or instruments to be executed and delivered pursuant hereto by such Seller and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by each Seller and constitutes the valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms.

     (c) No Conflicts, Consents. The execution, delivery and performance by each
         ----------------------
Seller of this Agreement and the consummation by each Seller of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any provision of law, rule or regulation to which any Seller is subject or by which any of the property of any Seller is bound, (ii) violate or conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which any Seller is a party or by which any Seller or any of such Seller's property is bound or (iii) violate or conflict with any order, judgment or decree applicable to any Seller. As of the Closing, each Seller shall have prepared and filed all documents required by the Securities Act of 1933, as amended (the "Securities Act"), the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated under such acts. Except for the filings referred to in the preceding sentence, the sale of the Shares pursuant to this Agreement does not require the consent, approval, authorization, registration, filing or qualification of or with any governmental authority by any Seller.

     Section  2.2  Representations  and  Warranties  of  Each  Purchaser.   Each
                   -----------------------------------------------------
Purchaser represents and warrants to Sellers as follows as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were made on the Closing Date):

     (a) Power and  Authority of  Purchasers.  Each  Purchaser has all requisite
         -----------------------------------
power and authority to execute, deliver and perform this Agreement and to execute and deliver the stock certificates or instruments to be executed and delivered pursuant hereto by such Purchaser and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by each Purchaser and constitutes the valid and binding obligation of each Purchaser, enforceable against each Purchaser in accordance with its terms.

     (b) No Conflicts, Consents. The execution, delivery and performance by each
         ----------------------
Purchaser of this Agreement and the consummation by each Purchaser of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any provision of law, rule or regulation to which any Purchaser is subject or by which any of the property of any Purchaser is bound, (ii) violate or conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which any Purchaser is a party or by which any Purchaser or any of such Purchaser's property is bound or (iii) violate or conflict with any order, judgment or decree applicable to any Purchaser. As of the Closing, each Purchaser shall have prepared and filed all documents required by the Securities Act, the Exchange Act and the rules promulgated under both such acts. Except for the filings referred to in the preceding sentence, the purchase of the Shares pursuant to this Agreement does not require the consent, approval, authorization, registration, filing or qualification of or with any governmental authority by any Purchaser.

                                   ARTICLE 3
                                   ---------

                     CONDITIONS AND COVENANTS OF THE PARTIES
                     ---------------------------------------

     Section 3.1 Real Estate Sale and Leaseback.  It is a condition precedent to
                 ------------------------------
the obligations of the Purchasers and Sellers to the closing of the transactions described herein that prior to or concurrent with the Closing, Bradco Supply Corporation and the Company shall consummate the real estate sale and leaseback transactions described in that certain "Real Estate Sale and Leaseback Agreement" of even date herewith whereby Bradco Supply Corporation agrees to purchase the real estate of the Company located in Walden, NY and Exton, PA and lease the same back to the Company.

     Section 3.2 Lease.  It is a condition  precedent to the  obligations of the
                 -----
Purchasers and Sellers to the closing of the transactions described herein that prior to or concurrent with the Closing, Bradco Supply Corporation and the Company shall have entered into a lease for the Walden Parcel and a lease for the Exton Parcel substantially in the forms appended as Schedule 19.1 and
Schedule 19.2 attached to the Real Estate Sale and Leaseback Agreement.

     Section 3.3 Note Exchange.  It is a condition  precedent to the obligations
                 -------------
of the Purchasers and Sellers to the closing of the transactions described herein that Barry Segal ("Noteholders") and the Company shall have consummated the transactions described in that certain Exchange Agreement of even date herewith (the "Exchange Agreement"), pursuant to which Noteholders agreed to exchange Existing Notes (as defined in the Exchange Agreement) for the Cash and New Note Option (as defined in the Exchange Agreement).

     Section  3.4   Reaffirmation   of   Representations   and   Warranties  The
                    -------------------------------------------------------
representations and warranties made by the parties hereto in this Agreement shall be true and complete in all material respects on and as of the Closing Date as if made at and as of such date.


                                   ARTICLE 4
                                   ---------

                                 INDEMNIFICATION
                                 ---------------

     Section 4.1 Indemnification by Sellers. The Sellers shall indemnify, defend
                 --------------------------
and hold harmless each Purchaser and each Purchaser's successors and assigns (each, a "Purchaser Indemnified Person") from and against any all damages,
            ------------------------------
awards, judgments, payments, all interest thereon, all reasonable costs and expenses of investigating any claim, lawsuit or arbitration and any appeal therefrom, all actual reasonable attorneys' fees incurred in connection therewith, and all amounts paid (with the indemnifying party's consent, which consent shall not be unreasonably withheld) incident to any compromise or settlement of any such claim, lawsuit or arbitration (individually a "Loss" and
                                                                       ----
collectively,  "Losses"),  sustained by a Purchaser Indemnified Person by reason
                ------
of, or arising out of, (i) the inaccuracy, untruth or breach of any representation or warranty made by any Seller in this Agreement or (ii) the breach of any covenant or agreement of any Seller contained in this Agreement.

     Section 4.2  Indemnification  by Purchasers.  Purchasers  shall  indemnify,
                  ------------------------------
defend and hold harmless each Seller and each Seller's respective successors and assigns (each, a "Seller Indemnified Person") from and against any and all Losses sustained by a Seller Indemnified Person by reason of, or arising out of
(i) the inaccuracy, untruth or breach of any representation or warranty made by any Purchaser in this Agreement or (ii) the breach of any covenant or agreement of any Purchaser contained in this Agreement.

     Section 4.3 Payment.  Upon the  determination  of the  liability for a Loss
                 -------
under this Article 4, the indemnifying party shall pay to the indemnified party, as the case may be, within ten days after such determination, the amount of any Loss so determined. In the event that the indemnified party is not paid in full within such ten-day period then, in addition to any other rights that it may have against any other person, firm or corporation for any such Loss, interest shall accrue on the amount so required to be paid at the rate which is the lesser of (i) a rate of 10% per annum, compounded annually or (ii) the maximum rate of interest permitted under applicable law. In calculating the amount of any indemnifiable Loss, there shall be deducted any actual tax benefit realized by the Indemnified Party.

                                   ARTICLE 5
                                   ---------

                                   Termination
                                   -----------

     Section 5.1  Termination of Agreement.  This Agreement may be terminated at
                  ------------------------
any time prior to the Closing:

     (a) by mutual consent of Sellers and Purchasers; and

     (b) by either Sellers or Purchasers if the Closing shall not have occurred on or before [DATE], unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants of such party set forth in this Agreement

     Section  5.2  Effect  of  Termination.  In the  event  of  termination  and
                   -----------------------
abandonment  of this  Agreement  pursuant to Section 5.1 hereof,  written notice
                                             -----------
shall be given to the other parties, and the transactions contemplated by this Agreement shall be terminated and abandoned, without further action by Sellers or Purchasers.

                                   ARTICLE 6
                                   ---------

                                  MISCELLANEOUS
                                  -------------

     Section  6.1  Expenses.  Each party  hereto  shall pay its own  expenses in
                   --------
connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

     Section 6.2 Further Assurances.  At any time or from time to time after the
                 ------------------
Closing, each Seller and each Purchasers shall, at the reasonable request and expense of the other party or its counsel (unless such request is occasioned by the breach of a representation, warranty or covenant of the other party, in which case it shall be at the expense of such breaching party), execute and deliver any further instruments or documents and take all such further action in order to evidence or otherwise facilitate the consummation of the transactions contemplated hereby.

     Section 6.3 Notices.  All  notices,  requests,  demands,  waivers and other
                 -------
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed, certified or registered mail, with postage prepaid or
(iii) sent by next-day or overnight mail or delivery or sent during customary business hours by telecopy, as follows:

          (a)              if to any Purchaser, to:

                           James O'Grady
                           c/o Wickes Inc.
                           706 Deerpath Drive
                           Vernon Hills, Illinois 60061

          (b)              if to any Seller, to:

                           Bradco Supply Corporation
                           13 Production Way
                           P.O. Box 67
                           Avendel, New Jersey 07001
                           Attn:  Steve Feinberg, Treasurer
or, in each case, at such other address as may be specified in writing to the other parties hereto.

     All such notices, requests, demands, waivers and other communications shall be deemed to have been received (i) if by personal delivery on the day after such delivery, (ii) if by certified or registered mail, on the fifth business day after the mailing thereof, (iii) if by next-day or overnight mail or delivery, on the day delivered and (iv) if by telecopy, on the next day following the day on which such telecopy was sent, provided that a copy is also sent by certified or registered mail.

     Section 6.4 Confidentiality and Public Announcements. Except as required by
                 ----------------------------------------
applicable law, no party hereto shall disclose or permit their respective officers, directors, representatives, agents or employees to discuss the existence or terms of this Agreement to any third party without the prior written consent of the other parties hereto. The parties hereto will endeavor to mutually agree in advance on the form, timing and contents of announcements and disclosures regarding the proposed transaction. Subject to the forgoing sentence, the parties hereto hereby authorize Wickes, Inc. to publicly disclose the transactions described herein in the form of a press release, a current report on Form 8-K, or such other manner as Wickes, Inc. determines is recommended or required by applicable law.

     Section 6.5 Governing Law. This Agreement  shall be construed in accordance
                 -------------
with and governed by the laws of the State of Illinois applicable to agreements made and to be performed wholly within such jurisdiction.

     Section 6.6  Jurisdiction  for  Disputes.  Each  Purchaser  and each Seller
                  ---------------------------
hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Cook County in the State of Illinois and the Federal courts of the United States of America located in the Northern District of the State of Illinois in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such actions or proceedings may be heard and determined, non-exclusively, in such a Illinois or Federal court located in the State of Illinois. Each Purchaser and each Seller consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section
6.3 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     Section 6.7 Binding  Effect;  Assignment.  This Agreement  shall be binding
                 ----------------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of each of the other parties hereto.

Section 6.8 No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

     Section  6.9  Amendment;  Waivers,  etc.  No  amendment,   modification  or
                   -------------------------
discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

     Section  6.10  Entire  Agreement.  This  Agreement  constitutes  the entire
                    -----------------
agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     Section  6.11  Severability.  If  any  provision,   including  any  phrase,
                    ------------
sentence, clause, section or subsection, of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision herein contained invalid, inoperative or unenforceable to any extent whatsoever; provided that the material economic terms of the transaction are not materially modified by such circumstances.

     Section 6.12  Readings.  The headings  contained in this  Agreement are for
                   --------
purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

     Section 6.13  Counterparts;  Facsimile.  This  Agreement may be executed in
                   ------------------------
several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. The reproduction of signatures by means of telecopying device shall be treated as though such reproductions are executed originals.

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



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


         SELLERS:

         Barry Segal:           Bradco Supply Corporation      Martin Segal:

         __________________     By:  ___________________       _________________
                                Title:___________________


         PURCHASERS:


         James O'Grady:         James Hopwood:                 Timothy White:

         -------------------    ----------------------         -----------------


         John Bavester:         Jeff Rautenberg:               Kenneth Stewart:

         -------------------    ----------------------         -----------------

                                    EXHIBIT A
                                    ---------



         Name                        Purchase Price             Number of Shares
         ----                        --------------             ----------------

         James O'Grady                 $244,088.00                   488,176

         James Hopwood                  $81,362.50                   162,725

         Timothy White                  $81,362.50                   162,725

         John Bavester                  $81,362.50                   162,725

         Jeff Rautenberg                $81,362.50                   162,725

         Kenneth Stewart                $81,362.50                   162,725
                                      ------------                   -------


         TOTAL:                        $650,900.50                 1,301,801